UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 9, 2013

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34259	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As indicated within its quarterly report on Form 10-Q for the quarter ended March 31, 2013, Willbros Group, Inc., a Delaware corporation (the “Registrant”) has implemented a change to its operational and organizational structure in order to emphasize its commitment to its engineering, procurement and integrity services and to align its business interests to better reflect market conditions. As a result, the Registrant created a new and fourth segment, Professional Services. Professional Services, together with Oil & Gas, Utility T&D and Canada represent the Registrant’s organizational structure for which its operating results are reported. The Registrant has revised its presentation of its reportable segments to reflect these changes and has retrospectively adjusted all comparable prior period annual information on that basis.

As indicated within its current report on Form 8-K dated January 6, 2013, filed January 10, 2013, the Registrant sold all of its shares of capital in Willbros Middle East Limited, which held the Registrant’s operations in Oman, to Interserve Holdings Limited, a company organized under the laws of the United Kingdom. The Registrant has revised its presentation of Willbros Middle East Limited as a discontinued operation and retrospectively adjusted all comparable prior period annual information on that basis.

The Registrant is filing this current report on Form 8-K to reflect the impact of the segment realignment and the sale of Willbros Middle East Limited on previously issued financial statements. The impact of the segment realignment and the sale of Willbros Middle East Limited is reflected in the following sections of the Registrant’s 2012 Form 10-K, which has been revised and are included as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this current report on Form 8-K:

•	Part I, Items 1. and 2. Business and Properties and Part I, Item 1A. Risk Factors;

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Item 15(a) (2). Financial Statement Schedule.

This current report on Form 8-K speaks as of March 7, 2013, the date the Registrant filed its 2012 Form 10-K and does not reflect events occurring after March 7, 2013, and none of the information included in this current report on Form 8-K modifies or updates the disclosures in the 2012 Form 10-K, other than as required to reflect the segment realignment and sale of Willbros Middle East Limited as described above. Significant developments with respect to those disclosures, including changes to the Registrant’s business, have occurred and are described in subsequent filings with the SEC, including the Registrant’s quarterly report on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, and the Registrant’s current reports on Form 8-K filed subsequent to the 2012 Form 10-K. This current report on Form 8-K should be read in conjunction with the 2012 Form 10-K and the Registrant’s subsequent filings.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Grant Thornton LLP.

99.1	Form 10-K Items 1. and 2. Business and Properties and Item 1A. Risk Factors (Impact of Regulatory Developments and Dependence on Key Clients risk factors only).

99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2012, 2011, 2010, 2009 and 2008.

99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, with Reports of PricewaterhouseCoopers LLP and Grant Thornton LLP, and Item 15 (a)(2). Financial Statement Schedule, with Report of Grant Thornton LLP.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: September 9, 2013	By:	/s/ Van A. Welch
Van A. Welch
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Grant Thornton LLP.

99.1	Form 10-K Items 1. and 2. Business and Properties and Item 1A. Risk Factors (Impact of Regulatory Developments and Dependence on Key Clients risk factors only).

99.2	Form 10-K Item 6. Selected Financial Data for the years ended December 31, 2012, 2011, 2010, 2009 and 2008.

99.3	Form 10-K Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.4	Form 10-K Item 8. Financial Statements and Supplementary Data as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010, with Reports of PricewaterhouseCoopers LLP and Grant Thornton LLP, and Item 15 (a)(2). Financial Statement Schedule, with Report of Grant Thornton LLP.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

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